SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, D.C. 20549


                                     FORM 8-K


                                   CURRENT REPORT

                      PURSUANT TO SECTION 13 OR 15(d) OF THE

                        SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): October 23, 2007

                               Timberland Bancorp, Inc.
             (Exact name of registrant as specified in its charter)

       Washington                     0-23333                91-1863696
---------------------------         -----------          -------------------
State or other jurisdiction         Commission            (I.R.S. Employer
Of incorporation                    File Number          Identification No.)


624 Simpson Avenue, Hoquiam, Washington                        98550
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(Address of principal executive offices)                     (Zip Code)

Registrant's telephone number (including area code) (360) 533-4747


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Elections of Directors;
Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
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 (e) On October 23, 2007, Timberland Bancorp, Inc. ("Timberland"), in accordance with the recommendation made by the Compensation Committee approved a bonus to Michael R. Sand, Timberland's President and Chief Executive Officer of 0.5% of Timberland Bank's net income for the year ended September 30, 2007 payable in December 2007. This is the same formula for the bonus as was used for Mr.
Sand's bonus for the year ended September 30, 2006.

     In addition, Timberland's Board of Directors, based on the recommendation of the Compensation Committee also approved a bonus to Dean J. Brydon, Timberland's Chief Financial Officer, of $20,000 payable in December 2007.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                         TIMBERLAND BANCORP,INC.


DATE:  October 26, 2007                  By:/s/Michael R. Sand
                                            ----------------------------
                                            Michael R. Sand
                                            President and CEO

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